Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2020
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)
Note 19–Company financial information (Parent Corporation)

In connection with our single point of entry resolution strategy, we have established an intermediate holding company (“IHC”) to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC on an ongoing basis, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided unsecured subordinated funding notes to the Parent as well as a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected liquidity resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the federal and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements and buffers imposed on banks. As of Dec. 31, 2020, our bank subsidiaries exceeded these requirements.

Subsequent to Dec. 31, 2020, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $803 million, without the need for a regulatory waiver. In addition, at Dec. 31, 2020, non-bank subsidiaries of the Parent had liquid assets of approximately $1.6 billion.

The bank subsidiaries declared dividends of $1.5 billion in 2020, $3.2 billion in 2019 and $3.8 billion in 2018. The Federal Reserve and the Office of the Comptroller of the Currency have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice.

In March 2020, we and the other members of the Financial Services Forum announced the temporary suspension of share repurchases until the end of the second quarter of 2020 to preserve capital and liquidity in order to further the objective of using capital and liquidity to support clients and customers. In June 2020, the Federal Reserve announced that it required participating CCAR firms, including us, to update and resubmit their capital plans and that, as a result, unless otherwise approved by the Federal Reserve, participating firms were not permitted to conduct open market common stock repurchases in the third quarter of 2020 or to increase their common stock dividends. In September 2020, the Federal Reserve extended the limitation on open market common stock repurchases and increases in common stock dividends through the fourth quarter of 2020.

In December 2020, the Federal Reserve released the results of the second round of CCAR stress tests during 2020 and extended the restriction on common stock dividends and open market common share repurchases applicable to participating CCAR firms, including us, to the first quarter of 2021, with certain modifications. Under the modified restrictions, the Company must maintain the current dividend rate and may pay common stock dividends and make open market common share repurchases that, in the aggregate, do not exceed an amount equal to the average of its net income for the four preceding calendar quarters. The Company has declared its common stock dividend for the first quarter of 2021 and is authorized during the quarter to conduct open market common share repurchases in an amount up to approximately $625 million under the Federal Reserve’s modified distribution limitation.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to the Parent and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.
The Parent guaranteed the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. No debt issued by Mellon Funding Corporation was outstanding as of Dec. 31, 2019 and Dec. 31, 2020. The Parent also guarantees the committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The condensed financial statements of the Parent include the accounts of the Parent; Mellon Funding Corporation and MIPA, LLC, a single-member limited liability company, created to hold and administer corporate-owned life insurance. In 2020, the process commenced to dissolve Mellon Funding Corporation via a liquidating dividend of its cash and deferred taxes to the Parent. MIPA, LLC was dissolved in 2019 via a liquidating dividend of its assets to the Parent.

Financial data for the Parent, the financing subsidiary and the single-member limited liability company are combined for financial reporting purposes because of the limited function of these entities and the unconditional guarantee by BNY Mellon of their obligations.
The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2020	2019	2018
Dividends from bank subsidiaries	$1,485	$3,209	$3,874
Dividends from nonbank subsidiaries	1,199	2,075	1,869
Interest revenue from bank subsidiaries	—	4	13
Interest revenue from nonbank subsidiaries	53	153	200
(Loss) gain on securities held for sale	—	(11)	1
Other revenue	50	39	36
Total revenue	2,787	5,469	5,993
Interest expense (including $30, $64 and $59, to subsidiaries, respectively)	520	941	658
Other expense	168	197	439
Total expense	688	1,138	1,097
Income before income taxes and equity in undistributed net income of subsidiaries	2,099	4,331	4,896
(Benefit) for income taxes	(289)	(208)	(165)
Equity in undistributed net income:
Bank subsidiaries	1,278	(139)	(508)
Nonbank subsidiaries	(49)	41	(287)
Net income	3,617	4,441	4,266
Preferred stock dividends and redemption charge	(194)	(169)	(169)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$3,423	$4,272	$4,097
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2020	2019
Assets:
Cash and due from banks	$330	$345
Securities	6	8
Investment in and advances to subsidiaries and associated companies:
Banks	36,431	32,511
Other	38,064	36,948
Subtotal	74,495	69,459
Corporate-owned life insurance	782	773
Other assets	202	319
Total assets	$75,815	70,904
Liabilities:
Deferred compensation	$417	455
Affiliate borrowings	2,176	1,500
Other liabilities	1,866	1,631
Long-term debt	25,555	25,835
Total liabilities	30,014	29,421
Shareholders’ equity	45,801	41,483
Total liabilities and shareholders’ equity	$75,815	70,904
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2020	2019	2018
Operating activities:
Net income	$3,617	$4,441	$4,266
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Equity in undistributed net loss (income) of subsidiaries	(1,229)	98	795
Change in accrued interest receivable	(17)	(12)	27
Change in accrued interest payable	(26)	(17)	29
Change in taxes payable (a)	(281)	331	224
Other, net	368	(107)	(257)
Net cash provided by operating activities	2,432	4,734	5,084
Investing activities:
Sales of securities	—	—	13
Acquisitions of, investments in, and advances to subsidiaries (b)	(1,442)	1,495	(53)
Other, net	—	—	1
Net cash (used for) provided by investing activities	(1,442)	1,495	(39)
Financing activities:
Proceeds from issuance of long-term debt	2,993	1,745	4,144
Repayments of long-term debt	(3,950)	(4,250)	(3,650)
Change in advances from subsidiaries	1,195	242	(1,561)
Issuance of common stock	58	86	120
Issuance of preferred stock	1,567	—	—
Treasury stock acquired	(989)	(3,327)	(3,269)
Redemption of preferred stock	(583)	—	—
Cash dividends paid	(1,296)	(1,289)	(1,221)
Net cash (used for) financing activities	(1,005)	(6,793)	(5,437)
Change in cash and due from banks	(15)	(564)	(392)
Cash and due from banks at beginning of year	345	909	1,301
Cash and due from banks at end of year	$330	$345	$909
Supplemental disclosures
Interest paid	$546	$958	$629
Income taxes paid	3	2	12
Income taxes refunded	—	—	7
(a)    Includes payments received from subsidiaries for taxes of $736 million in 2020, $823 million in 2019 and $837 million in 2018.
(b)    Includes $3,715 million of cash outflows, net of $2,273 million of cash inflows in 2020, $2,139 million of cash outflows, net of $3,634 million of cash inflows in 2019 and $2,807 million of cash outflows, net of $2,754 million of cash inflows in 2018.